Supplement, dated August 11, 2000, to the
          Statement of Additional Information, dated February 1, 2000, of Seligman Municipal Fund Series, Inc. (the "Series")
                                on behalf of its
                       Seligman National Municipal Series
                       Seligman Colorado Municipal Series
                        Seligman Georgia Municipal Series
                       Seligman Louisiana Municipal Series
                       Seligman Maryland Municipal Series
                     Seligman Massachusetts Municipal Series
                       Seligman Michigan Municipal Series
                       Seligman Minnesota Municipal Series
                       Seligman Missouri Municipal Series
                       Seligman New York Municipal Series
                         Seligman Ohio Municipal Series
                        Seligman Oregon Municipal Series
                    Seligman South Carolina Municipal Series
                           (collectively, the "Funds")

     Effective August 11, 2000, the following disclosure (a) has been added at the end of the discussion under the section "Calculation of Performance Data" on page 52 and (b) replaces the second full paragraph under the section "General Information -- Custodian" also on page 52 of the Series' Statement of Additional
Information:

Page 52

From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, "Promotional Material") to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of each Fund's Class A, Class B, Class C, and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.

Each Fund's Promotional Material may disclose (i) the top ten holdings included in the Fund's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends, (v) descriptions of investment strategies for each Fund (vi) descriptions or comparisons of various savings and investment products, which may not include a Fund and (vii) comparisons of investment products (including a Fund) with relevant market or industry indices or appropriate benchmarks. Each Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of the Fund.

From time to time, each Fund's Promotional Materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

Each Fund may also refer in Promotional Material to selections from editorials or articles about the Fund, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

Each Fund's Promotional Material may make reference to a Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of a Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of a Fund and the returns of the market, adjusted for volatility.

Page 52

"Custodian. State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian of the Series. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for each Fund of the Series."

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